Exhibit 10.01


























                         NEW MORTON INTERNATIONAL, INC.


                                      and


                    FIRST CHICAGO TRUST COMPANY OF NEW YORK,

                                as Rights Agent


                                Rights Agreement

                           Dated as of April 24, 1997


         ____________________________________________________________








                               TABLE OF CONTENTS


                                                                 Page


         Section 1.   Definitions..............................    2

         Section 2.   Appointment of Rights Agent..............    8

         Section 3.   Issue of Right Certificates..............    9

         Section 4.   Form of Right Certificates...............   11

         Section 5.   Countersignature and Registration........   12

         Section 6.   Transfer, Split Up, Combination and
                        Exchange of Right Certificates;
                        Mutilated, Destroyed, Lost or
                        Stolen Right Certificates..............   13

         Section 7.   Exercise of Rights; Purchase Price;
                        Expiration Date of Rights..............   15

         Section 8.   Cancellation and Destruction of
                        Right Certificates.....................   17

         Section 9.   Availability of Preferred Shares.........   18

         Section 10.  Preferred Shares Record Date.............   19

         Section 11.  Adjustment of Purchase Price, Number of
                        Shares or Number of Rights.............   20

         Section 12.  Certificate of Adjusted Purchase Price
                        or Number of Shares....................   35

         Section 13.  Consolidation, Merger or Sale or Transfer
                        of Assets or Earning Power.............   35

         Section 14.  Fractional Rights and Fractional Shares..   37

         Section 15.  Rights of Action.........................   40

         Section 16.  Agreement of Right Holders...............   41

         Section 17.  Right Certificate Holder Not Deemed a
                        Stockholder............................   42




                                                                 Page





         Section 18.  Concerning the Rights Agent..............   42

         Section 19.  Merger or Consolidation or Change of
                        Name of Rights Agent...................   44

         Section 20.  Duties of Rights Agent...................   45

         Section 21.  Change of Rights Agent...................   49

         Section 22.  Issuance of New Right Certificates.......   51

         Section 23.  Redemption...............................   51

         Section 24.  Exchange.................................   53

         Section 25.  Notice of Certain Events.................   56

         Section 26.  Notices..................................   57

         Section 27.  Supplements and Amendments...............   58

         Section 28.  Successors...............................   59

         Section 29.  Benefits of this Rights Agreement........   60

         Section 30.  Severability.............................   60

         Section 31.  Governing Law............................   60

         Section 32.  Counterparts.............................   61

         Section 33.  Descriptive Headings.....................   61

         Signatures............................................   62



         Exhibit A - Form of Right Certificate



















                   Rights Agreement, dated as of April 24, 1997,

         between New Morton International, Inc., an Indiana corpora-

         tion which, following the Spin-Off (as defined herein), will be renamed Morton International, Inc. (the "Company"), and

         First Chicago Trust Company of New York, a New York corpora-

         tion (the "Rights Agent").


                   The Board of Directors of the Company has autho-

         rized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share (as hereinafter de-

         fined) of the Company to be issued in the distribution of

         Common Shares of the Company (the "Spin-Off") by Morton

         International, Inc., an Indiana corporation ("MII"), to its shareholders, each Right representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter de-

         fined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issu-

         ance of one Right with respect to each Common Share of the

         Company that shall become outstanding between the effective date of the Spin-Off (the "Record Date") and the earliest of the Distribution Date, the Redemption Date and the Final

         Expiration Date (as such terms are hereinafter defined).


                   Accordingly, in consideration of the premises and

         the mutual agreements herein set forth, the parties hereby agree as follows:





                   Section 1.  Definitions.  For purposes of this

         Rights Agreement, the following terms have the meanings indi-

         cated:


                   (a)  "Acquiring Person" shall mean any Person who

         or which, together with all Affiliates and Associates of such

         Person, shall be the Beneficial Owner of 20% or more of the

         Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company, any em-

         ployee benefit plan of the Company or any Subsidiary of the

         Company, any entity holding Common Shares for or pursuant to the terms of any such plan or, prior to the spin-off, MII.

         Notwithstanding the foregoing, no Person shall become an

         "Acquiring Person" as the result of an acquisition of Common

         Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares

         beneficially owned by such Person to 20% or more of the

         Common Shares of the Company then outstanding; provided,

         however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Shares of the Company then out-

         standing by reason of share purchases by the Company and

         shall, after such share purchases by the Company, become the

         Beneficial Owner of any additional Common Shares of the Com-

         pany, then such Person shall be deemed to be an "Acquiring

         Person."  Notwithstanding the foregoing, if the Board of Di-

         rectors of the Company determines in good faith that a Person









         who would otherwise be an "Acquiring Person," as defined pur-

         suant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as

         promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person,"

         as defined pursuant to the foregoing provisions of this para-

         graph (a), then such Person shall not be deemed to be an "Ac-

         quiring Person" for any purposes of this Rights Agreement.


                   (b)  "Affiliate" shall have the meaning ascribed to

         such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this

         Rights Agreement.


                   (c)  "Associate" shall have the meaning ascribed to

         such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this

         Rights Agreement.


                   (d)  A Person shall be deemed the "Beneficial

         Owner" of and shall be deemed to "beneficially own" any secu-

         rities:


                 (i)    which such Person or any of such Person's Af-

              filiates or Associates beneficially owns, directly or

              indirectly;


                (ii)    which such Person or any of such Person's Af-

              filiates or Associates has (A) the right to acquire







              (whether such right is exercisable immediately or only

              after the passage of time) pursuant to any agreement,

              arrangement or understanding (other than customary

              agreements with and between underwriters and selling

              group members with respect to a bona fide public offer-

              ing of securities), or upon the exercise of conversion

              rights, exchange rights, rights (other than these

              Rights), warrants or options, or otherwise; provided,

              however, that a Person shall not be deemed the Benefi-

              cial Owner of, or to beneficially own, securities ten-

              dered pursuant to a tender or exchange offer made by or

              on behalf of such Person or any of such Person's Af-

              filiates or Associates until such tendered securities

              are accepted for purchase or exchange; or (B) the right

              to vote pursuant to any agreement, arrangement or under-

              standing; provided, however, that a Person shall not be

              deemed the Beneficial Owner of, or to beneficially own,

              any security if the agreement, arrangement or under-

              standing to vote such security (1) arises solely from a

              revocable proxy or consent given to such Person in re-

              sponse to a public proxy or consent solicitation made

              pursuant to, and in accordance with, the applicable

              rules and regulations promulgated under the Exchange Act

              and (2) is not also then reportable on Schedule 13D un-

              der the Exchange Act (or any comparable or successor

              report); or









               (iii)    which are beneficially owned, directly or in-

              directly, by any other Person with which such Person or

              any of such Person's Affiliates or Associates has any

              agreement, arrangement or understanding (other than cus-

              tomary agreements with and between underwriters and

              selling group members with respect to a bona fide public

              offering of securities) for the purpose of acquiring,

              holding, voting (except to the extent contemplated by

              the proviso to Section 1(c)(ii)(B)) or disposing of any

              securities of the Company.


                   Notwithstanding anything in this definition of Ben-

         eficial Ownership to the contrary, the phrase "then outstand-

         ing", when used with reference to a Person's Beneficial Own-

         ership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and out-

         standing which such Person would be deemed to own benefi-

         cially hereunder.


                   (e)  "Business Day" shall mean any day other than a

         Saturday, a Sunday, or a day on which banking institutions in

         New York are authorized or obligated by law or executive or-

         der to close.













                   (f)  "Close of Business" on any given date shall

         mean 5:00 P.M., New York time, on such date; provided, how-

         ever, that, if such date is not a Business Day, it shall mean

         5:00 P.M., New York time, on the next succeeding Business

         Day.


                   (g)  "Common Shares" when used with reference to

         the Company shall mean the shares of common stock, par value

         $1.00 per share, of the Company.  "Common Shares" when used with reference to any Person other than the Company shall

         mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.


                   (h)  "Company" shall have the meaning set forth in

         the preamble hereof.


                   (i)  "current per share market price" shall have

         the meaning set forth in Section 11(d) hereof.


                   (j)  "Distribution Date" shall have the meaning set

         forth in Section 3 hereof.


                   (k)  "equivalent preferred shares" shall have the

         meaning set forth in Section 11(b) hereof.


                   (l)  "Exchange Act" shall mean the Securities Ex-

         change Act of 1934, as amended.









                   (m)  "Exchange Ratio" shall have the meaning set

         forth in Section 24(a) hereof.


                   (n)  "Final Expiration Date" shall have the meaning

         set forth in Section 7(a) hereof.


                   (o)  "NASDAQ" shall mean the National Association

         of Securities Dealers, Inc. Automated Quotation System.


                   (p)  "Person" shall mean any individual, firm, cor-

         poration or other entity, and shall include any successor (by merger or otherwise) of such entity.


                   (q)  "Preferred Shares" shall mean shares of Series

         A Junior Participating Preferred Stock, par value $1.00 per share, of the Company having the rights and preferences set forth in the Articles of Incorporation of the Company.


                   (r)  "Purchase Price" shall have the meaning set

         forth in Section 4 hereof.


                   (s)  "Record Date" shall have the meaning set forth

         in the second paragraph hereof.


                   (t)  "Redemption Date" shall have the meaning set

         forth in Section 7(a) hereof.


                   (u)  "Redemption Price" shall have the meaning set

         forth in Section 23(a) hereof.









                   (v)  "Right" shall have the meaning set forth in

         the second paragraph hereof.


                   (w)  "Right Certificate" shall have the meaning set

         forth in Section 3(a) hereof.


                   (x)  "Rights Agent" shall have the meaning set

         forth in the preamble hereof.


                   (y)  "Security" shall have the meaning set forth in

         Section 11(d) hereof.


                   (z)  "Shares Acquisition Date" shall mean the first

         date of public announcement by the Company or an Acquiring

         Person that an Acquiring Person has become such.


                   (aa)  "Subsidiary" of any Person shall mean any

         corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.


                   (ab)  "Trading Day" shall have the meaning set

         forth in Section 11(d) hereof.


                   Section 2.  Appointment of Rights Agent.  The Com-

         pany hereby appoints the Rights Agent to act as agent for the

         Company and the holders of the Rights (who, in accordance

         with Section 3 hereof, shall, prior to the Distribution Date,

         also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby







         accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or

         desirable.


                   Section 3.  Issue of Right Certificates.  (a)  Un-

         til the earlier of (i) the tenth day after the Shares Acqui-

         sition Date or (ii) the tenth Business Day (or such later

         date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an

         Acquiring Person) after the date of the commencement by any

         Person (other than the Company, any Subsidiary of the Com-

         pany, any employee benefit plan of the Company or of any Sub-

         sidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person

         (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursu-

         ant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which would result in any

         Person becoming the Beneficial Owner of Common Shares ag-

         gregating 20% or more of the then outstanding Common Shares

         (including any such date which is after the date of this

         Rights Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Dis-

         tribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates







         for Common Shares registered in the names of the holders

         thereof (which certificates shall also be deemed to be Right

         Certificates) and not by separate Right Certificates, and (y)

         the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares.  As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign,

         and the Company will send or cause to be sent (and the Rights

         Agent will, if requested, send) by first-class, insured,

         postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the

         address of such holder shown on the records of the Company, a

         Right Certificate, in substantially the form of Exhibit A

         hereto (a "Right Certificate"), evidencing one Right for each

         Common Share so held.  As of the Distribution Date, the

         Rights will be evidenced solely by such Right Certificates.


                   (b)  Until the earliest of the Distribution Date,

         the Redemption Date or the Final Expiration Date, Certifi-

         cates for Common Shares shall have impressed on, printed on,

         written on or otherwise affixed to them the following legend:


              This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agree-ment between Morton International, Inc. (formerly New Morton International, Inc.) and First Chicago Trust Com-pany of New York, dated as of April 24, 1997 (the "Rights Agreement"), the terms of which are hereby in-corporated herein by reference and a copy of which is on file at the principal executive offices of Morton Inter-national, Inc. Under certain circumstances, as set








              forth in the Rights Agreement, such Rights will be evi-denced by separate certificates and will no longer be evidenced by this certificate. Morton International, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circum-stances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.


         With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.  In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such

         Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights as-

         sociated with the Common Shares which are no longer outstand-

         ing.


                   Section 4.  Form of Right Certificates.  The Right

         Certificates (and the forms of election to purchase Preferred

         Shares and of assignment to be printed on the reverse

         thereof) shall be substantially the same as Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent







         with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regu-

         lation of any stock exchange or automated quotation system on which the Rights may from time to time be listed, or to con-

         form to usage.  Subject to the provisions of Section 22

         hereof, the Right Certificates shall entitle the holders

         thereof to purchase such number of one one-hundredths of a

         Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein

         (the "Purchase Price"), but the number of such one one--

         hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.


                   Section 5.  Countersignature and Registration.  The

         Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer,

         its President, any of its Vice Presidents, or its Treasurer,

         either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the

         Company, either manually or by facsimile signature.  The

         Right Certificates shall be manually countersigned by the

         Rights Agent and shall not be valid for any purpose unless countersigned.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the







         Rights Agent and issuance and delivery by the Company, such

         Right Certificates, nevertheless, may be countersigned by the

         Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such

         Right Certificates had not ceased to be such officer of the

         Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the ex-

         ecution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.


                   Following the Distribution Date, the Rights Agent

         will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates is-

         sued hereunder.  Such books shall show the names and ad-

         dresses of the respective holders of the Right Certificates,

         the number of Rights evidenced on its face by each of the

         Right Certificates and the date of each of the Right Certifi-

         cates.


                   Section 6.  Transfer, Split Up, Combination and

         Exchange of Right Certificates; Mutilated, Destroyed, Lost or

         Stolen Right Certificates.  Subject to the provisions of Sec-

         tion 14 hereof, at any time after the Close of Business on












         the Distribution Date, and at or prior to the Close of Busi-

         ness on the earlier of the Redemption Date or the Final Expi-

         ration Date, any Right Certificate or Right Certificates

         (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be trans-

         ferred, split up, combined or exchanged for another Right

         Certificate or Right Certificates entitling the registered holder to purchase a like number of one one-hundredths of a

         Preferred Share as the Right Certificate or Right Certifi-

         cates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent,

         and shall surrender the Right Certificate or Right Certifi-

         cates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent.  Thereupon the

         Rights Agent shall countersign and deliver to the person en-

         titled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer,

         split up, combination or exchange of Right Certificates.


                   Upon receipt by the Company and the Rights Agent of

         evidence reasonably satisfactory to them of the loss, theft,

         destruction or mutilation of a Right Certificate, and, in







         case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's re-

         quest, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon sur-

         render to the Rights Agent and cancellation of the Right Cer-

         tificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Cer-

         tificate so lost, stolen, destroyed or mutilated.


                   Section 7.  Exercise of Rights; Purchase Price;

         Expiration Date of Rights.  (a)  The registered holder of any

         Right Certificate may exercise the Rights evidenced thereby

         (except as otherwise provided herein), in whole or in part,

         at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights

         Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on the tenth anniversary of the Record Date (the "Final Expiration

         Date"), (ii) the time at which the Rights are redeemed as

         provided in Section 23 hereof (the "Redemption Date"), or

         (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.









                   (b)  The Purchase Price for each one one-hundredth

         of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $105.00, and shall be subject to adjustment from time to time as provided in Section 11 or 13 hereof and shall be payable in lawful money of the United

         States of America in accordance with paragraph (c) below.


                   (c)  Upon receipt of a Right Certificate represent-

         ing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any

         applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the

         Preferred Shares certificates for the number of Preferred

         Shares to be purchased and the Company hereby irrevocably

         authorizes any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent de-

         positary receipts representing such number of one one-

         hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent) and the Com-

         pany hereby directs such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company







         the amount of cash to be paid in lieu of issuance of frac-

         tional shares in accordance with Section 14 hereof, (iii)

         promptly after receipt of such certificates or depositary

         receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, regis-

         tered in such name or names as may be designated by such

         holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such

         Right Certificate.


                   (d)  In case the registered holder of any Right

         Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the

         Rights Agent to the registered holder of such Right Certifi-

         cate or to his duly authorized assigns, subject to the provi-

         sions of Section 14 hereof.


                   Section 8.  Cancellation and Destruction of Right

         Certificates.  All Right Certificates surrendered for the

         purpose of exercise, transfer, split up, combination or ex-

         change shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent,

         shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement.  The Company








         shall deliver to the Rights Agent for cancellation and re-

         tirement, and the Rights Agent shall so cancel and retire,

         any other Right Certificate purchased or acquired by the Com-

         pany otherwise than upon the exercise thereof.  The Rights

         Agent shall deliver all cancelled Right Certificates to the

         Company, or shall, at the written request of the Company,

         destroy such cancelled Right Certificates, and, in such case,

         shall deliver a certificate of destruction thereof to the

         Company.


                   Section 9.  Availability of Preferred Shares.  The

         Company covenants and agrees that it will cause to be re-

         served and kept available out of its authorized and unissued

         Preferred Shares or any Preferred Shares held in its trea-

         sury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.  The Company covenants and agrees that it will take all such action as may be necessary to en-

         sure that all Preferred Shares delivered upon exercise of

         Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase

         Price), be duly and validly authorized and issued and fully paid and nonassessable shares.


                   The Company further covenants and agrees that it

         will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of








         the issuance or delivery of the Right Certificates or of any

         Preferred Shares upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of

         Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Pre-

         ferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is

         due.


                   Section 10.  Preferred Shares Record Date.  Each

         person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred

         Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase

         Price (and any applicable transfer taxes) was made; provided,

         however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the









         Company are closed, such person shall be deemed to have be-

         come the record holder of such shares on, and such certifi-

         cate shall be dated, the next succeeding Business Day on

         which the Preferred Shares transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby,

         the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the

         Rights shall be exercisable, including, without limitation,

         the right to vote, to receive dividends or other distribu-

         tions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Com-

         pany, except as provided herein.


                   Section 11.  Adjustment of Purchase Price, Number

         of Shares or Number of Rights.  The Purchase Price, the num-

         ber of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.


                   (a)  (i)  In the event the Company shall at any

         time after the Record Date (A) declare a dividend on the Pre-

         ferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding

         Preferred Shares into a smaller number of Preferred Shares or

         (D) issue any shares of its capital stock in a reclassifica-

         tion of the Preferred Shares (including any such reclas-

         sification in connection with a consolidation or merger in








         which the Company is the continuing or surviving corpora-

         tion), except as otherwise provided in this Section 11(a),

         the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivi-

         sion, combination or reclassification, and the number and

         kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which,

         if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, he would have owned upon such exer-

         cise and been entitled to receive by virtue of such dividend,

         subdivision, combination or reclassification; provided, how-

         ever, that in no event shall the consideration to be paid

         upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.


                (ii)    Subject to Section 24 of this Rights Agree-

         ment, in the event any Person becomes an Acquiring Person

         after the Record Date, each holder of a Right shall thereaf-

         ter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a

         Right is then exercisable, in accordance with the terms of this Rights Agreement and in lieu of Preferred Shares, such







         number of Common Shares of the Company as shall equal the

         result obtained by (A) multiplying the then current Purchase

         Price by the number of one one-hundredths of a Preferred

         Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Sec-

         tion 11(d) hereof) on the date of the occurrence of such

         event.  In the event that any Person shall become an Acquir-

         ing Person and the Rights shall then be outstanding, the Com-

         pany shall not take any action which would eliminate or di-

         minish the benefits intended to be afforded by the Rights.


                   From and after the occurrence of such event, any

         Rights that are or were acquired or beneficially owned by any

         Acquiring Person (or any Associate or Affiliate of such Ac-

         quiring Person) shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Rights Agreement.  No Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Per-

         son whose Rights would be void pursuant to the preceding sen-

         tence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any

         Right Certificate delivered to the Rights Agent for transfer







         to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be cancelled.


               (iii)    In the event that there shall not be suf-

         ficient Common Shares issued but not outstanding or autho-

         rized but unissued to permit the exercise in full of the

         Rights in accordance with the foregoing subparagraph (ii),

         the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights.  In the event the Company shall, after good faith effort, be unable to take all such action as may be

         necessary to authorize such additional Common Shares, the

         Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of

         Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share

         market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.


                   (b)  In case the Company shall fix a record date

         for the issuance of rights, options or warrants to all hold-

         ers of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares

         ("equivalent preferred shares")) or securities convertible








         into Preferred Shares or equivalent preferred shares at a

         price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convert-

         ible into Preferred Shares or equivalent preferred shares)

         less than the then current per share market price of the Pre-

         ferred Shares on such record date, the Purchase Price to be in effect after such record date shall be determined by mul-

         tiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the ag-

         gregate initial conversion price of the convertible securi-

         ties so to be offered) would purchase at such current market price and the denominator of which shall be the number of

         Preferred Shares outstanding on such record date plus the

         number of additional Preferred Shares and/or equivalent pre-

         ferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one

         Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one

         Right.  In case such subscription price may be paid in a con-

         sideration part or all of which shall be in a form other than








         cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights.  Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment

         shall be made successively whenever such a record date is

         fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such

         record date had not been fixed.


                   (c)  In case the Company shall fix a record date

         for the making of a distribution to all holders of the Pre-

         ferred Shares (including any such distribution made in con-

         nection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or sub-

         scription rights or warrants (excluding those referred to in

         Section 11(b) hereof), the Purchase Price to be in effect

         after such record date shall be determined by multiplying the

         Purchase Price in effect immediately prior to such record

         date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on

         such record date, less the fair market value (as determined







         in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evi-

         dences of indebtedness so to be distributed or of such sub-

         scription rights or warrants applicable to one Preferred

         Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, how-

         ever, that in no event shall the consideration to be paid

         upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be

         issued upon exercise of one Right.  Such adjustments shall be made successively whenever such a record date is fixed; and

         in the event that such distribution is not so made, the Pur-

         chase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not

         been fixed.


                   (d)  (i)  For the purpose of any computation here-

         under, the "current per share market price" of any security

         (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily clos-

         ing prices per share of such Security for the 30 consecutive

         Trading Days immediately prior to such date; provided, how-

         ever, that in the event that the current per share market

         price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a







         dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares,

         or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution,

         or the record date for such subdivision, combination or re-

         classification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Secu-

         rity.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices,

         regular way, in either case, as reported in the principal

         consolidated transaction reporting system with respect to

         securities listed or admitted to trading on the New York

         Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with re-

         spect to securities listed on the principal national securi-

         ties exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to

         trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any










         such date the Security is not quoted by any such organiza-

         tion, the average of the closing bid and asked prices as fur-

         nished by a professional market maker making a market in the

         Security selected by the Board of Directors of the Company.

         The term "Trading Day" shall mean a day on which the princi-

         pal national securities exchange on which the Security is

         listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to

         trading on any national securities exchange, a Business Day.


                (ii)    For the purpose of any computation hereunder,

         the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i).  If the Preferred Shares are not pub-

         licly traded, the "current per share market price" of the

         Preferred Shares shall be conclusively deemed to be the cur-

         rent per share market price of the Common Shares as deter-

         mined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transac-

         tion occurring after the date hereof), multiplied by one hun-

         dred.  If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as deter-

         mined in good faith by the Board of Directors of the Company,

         whose determination shall be described in a statement filed with the Rights Agent.









                   (e)  No adjustment in the Purchase Price shall be

         required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, how-

         ever, that any adjustments which by reason of this Section

         11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All

         calculations under this Section 11 shall be made to the near-

         est cent or to the nearest one one-millionth of a Preferred

         Share or one ten-thousandth of any other share or security as the case may be.  Notwithstanding the first sentence of this

         Section 11(e), any adjustment required by this Section 11

         shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjust-

         ment or (ii) the date of the expiration of the right to exer-

         cise any Rights.


                   (f)  If, as a result of an adjustment made pursuant

         to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of

         capital stock of the Company other than Preferred Shares,

         thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from

         time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred

         Shares contained in Section 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to









         the Preferred Shares shall apply on like terms to any such other shares.


                   (g)  All Rights originally issued by the Company

         subsequent to any adjustment made to the Purchase Price here-

         under shall evidence the right to purchase, at the adjusted

         Purchase Price, the number of one one-hundredths of a Pre-

         ferred Share purchasable from time to time hereunder upon

         exercise of the Rights, all subject to further adjustment as provided herein.


                   (h)  Unless the Company shall have exercised its

         election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in

         Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evi-

         dence the right to purchase, at the adjusted Purchase Price,

         that number of one one-hundredths of a Preferred Share (cal-

         culated to the nearest one one-millionth of a Preferred

         Share) obtained by (A) multiplying (x) the number of one

         one-hundredths of a share covered by a Right immediately

         prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase

         Price in effect immediately after such adjustment of the Pur-

         chase Price.










                   (i)  The Company may elect on or after the date of

         any adjustment of the Purchase Price to adjust the number of

         Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such ad-

         justment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights

         (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in

         effect immediately after adjustment of the Purchase Price.

         The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereaf-

         ter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public an-

         nouncement.  If Right Certificates have been issued, upon

         each adjustment of the number of Rights pursuant to this Sec-

         tion 11(i), the Company shall, as promptly as practicable,

         cause to be distributed to holders of record of Right Cer-

         tificates on such record date Right Certificates evidencing,








         subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjust-

         ment, or, at the option of the Company, shall cause to be

         distributed to such holders of record in substitution and

         replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof,

         if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Right Certificates so to be distributed

         shall be issued, executed and countersigned in the manner

         provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record

         date specified in the public announcement.


                   (j)  Irrespective of any adjustment or change in

         the Purchase Price or the number of one one-hundredths of a

         Preferred Share issuable upon the exercise of the Rights, the

         Right Certificates theretofore and thereafter issued may con-

         tinue to express the Purchase Price and the number of one

         one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.


                   (k)  Before taking any action that would cause an

         adjustment reducing the Purchase Price below one one-

         hundredth of the then par value, if any, of the Preferred

         Shares issuable upon exercise of the Rights, the Company

         shall take any corporate action which may, in the opinion of








         its counsel, be necessary in order that the Company may val-

         idly and legally issue fully paid and nonassessable Preferred

         Shares at such adjusted Purchase Price.


                   (l)  In any case in which this Section 11 shall

         require that an adjustment in the Purchase Price be made ef-

         fective as of a record date for a specified event, the Com-

         pany may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such ex-

         ercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon

         such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such

         additional shares upon the occurrence of the event requiring such adjustment.


                   (m)  Anything in this Section 11 to the contrary

         notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those ad-

         justments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision










         of the Preferred Shares, issuance wholly for cash of any Pre-

         ferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Pre-

         ferred Shares, dividends on Preferred Shares payable in Pre-

         ferred Shares or issuance of rights, options or warrants re-

         ferred to hereinabove in Section 11(b), hereafter made by the

         Company to holders of its Preferred Shares shall not be tax-

         able to such stockholders.


                   (n)  In the event that at any time after the Record

         Date and prior to the Distribution Date, the Company shall

         (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-hundredths of a Preferred

         Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable im-

         mediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event,

         and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of







         Rights which each Common Share outstanding immediately prior to such event had issued with respect to it.  The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdi-

         vision, combination or consolidation is effected.


                   Section 12.  Certificate of Adjusted Purchase Price

         or Number of Shares.  Whenever an adjustment is made as pro-

         vided in Section 11 or 13 hereof, the Company shall promptly

         (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjust-

         ment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.


                   Section 13.  Consolidation, Merger or Sale or

         Transfer of Assets or Earning Power.  In the event, directly or indirectly, at any time after a Person has become an Ac-

         quiring Person, (a)  the Company shall consolidate with, or merge with and into, any other Person, (b)  any Person shall consolidate with the Company, or merge with and into the Com-

         pany and the Company shall be the continuing or surviving

         corporation of such merger and, in connection with such

         merger, all or part of the Common Shares shall be changed

         into or exchanged for stock or other securities of any other








         Person (or the Company) or cash or any other property, or (c)

         the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50%

         or more of the assets or earning power of the Company and its

         Subsidiaries (taken as a whole) to any other Person other

         than the Company or one or more of its wholly-owned Subsid-

         iaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as other-

         wise provided herein) shall thereafter have the right to re-

         ceive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-

         hundredths of a Preferred Share for which a Right is then

         exercisable, in accordance with the terms of this Rights

         Agreement and in lieu of Preferred Shares, such number of

         Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (A) multiplying the then current

         Purchase Price by the number of one one-hundredths of a Pre-

         ferred Share for which a Right is then exercisable and divid-

         ing that product by (B) 50% of the then current per share

         market price of the Common Shares of such other Person (de-

         termined pursuant to Section 11(d) hereof) on the date of

         consummation of such consolidation, merger, sale or transfer;

         (ii) the issuer of such Common Shares shall thereafter be










         liable for, and shall assume, by virtue of such consolida-

         tion, merger, sale or transfer, all the obligations and du-

         ties of the Company pursuant to this Rights Agreement; (iii)

         the term "Company" shall thereafter be deemed to refer to

         such issuer; and (iv) such issuer shall take such steps (in-

         cluding, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9

         hereof) in connection with such consummation as may be neces-

         sary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights.  The Company shall not consummate any such con-

         solidation, merger, sale or transfer unless prior thereto the

         Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing.  The

         Company shall not enter into any transaction of the kind re-

         ferred to in this Section 13 if at the time of such transac-

         tion there are any rights, warrants, instruments or securi-

         ties outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would

         eliminate or substantially diminish the benefits intended to be afforded by the Rights.  The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.


                   Section 14.  Fractional Rights and Fractional

         Shares.  (a)  The Company shall not be required to issue







         fractions of Rights or to distribute Right Certificates which evidence fractional Rights.  In lieu of such fractional

         Rights, there shall be paid to the registered holders of the

         Right Certificates with regard to which such fractional

         Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole

         Right.  For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise

         issuable.  The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices,

         regular way, in either case as reported in the principal con-

         solidated transaction reporting system with respect to secu-

         rities listed or admitted to trading on the New York Stock

         Exchange or, if the Rights are not listed or admitted to

         trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with re-

         spect to securities listed on the principal national securi-

         ties exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trad-

         ing on any national securities exchange, the last quoted

         price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such








         date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights se-

         lected by the Board of Directors of the Company.  If on any such date no such market maker is making a market in the

         Rights, the fair value of the Rights on such date as deter-

         mined in good faith by the Board of Directors of the Company shall be used.


                   (b)  The Company shall not be required to issue

         fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share)

         upon exercise of the Rights or to distribute certificates

         which evidence fractional Preferred Shares (other than frac-

         tions which are integral multiples of one one-hundredth of a

         Preferred Share).  Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary re-

         ceipts, pursuant to an appropriate agreement between the Com-

         pany and a depositary selected by it; provided that such

         agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and prefer-

         ences to which they are entitled as beneficial owners of the

         Preferred Shares represented by such depositary receipts.  In lieu of fractional Preferred Shares that are not integral











         multiples of one one-hundredth of a Preferred Share, the Com-

         pany shall pay to the registered holders of Right Certifi-

         cates at the time such Rights are exercised as herein pro-

         vided an amount in cash equal to the same fraction of the

         current market value of one Preferred Share.  For the pur-

         poses of this Section 14(b), the current market value of a

         Preferred Share shall be the closing price of a Preferred

         Share (as determined pursuant to the second sentence of Sec-

         tion 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.


                   (c)  The holder of a Right by the acceptance of the

         Right expressly waives his right to receive any fractional

         Rights or any fractional shares upon exercise of a Right (ex-

         cept as provided above).


                   Section 15.  Rights of Action.  All rights of ac-

         tion in respect of this Rights Agreement, excepting the

         rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date,

         the registered holders of the Common Shares); and any regis-

         tered holder of any Right Certificate (or, prior to the Dis-

         tribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certifi-

         cate (or, prior to the Distribution Date, of the Common










         Shares), may, in his own behalf and for his own benefit, en-

         force, and may institute and maintain any suit, action or

         proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right

         Certificate and in this Rights Agreement.  Without limiting the foregoing or any remedies available to the holders of

         Rights, it is specifically acknowledged that the holders of

         Rights would not have an adequate remedy at law for any

         breach of this Rights Agreement and will be entitled to spe-

         cific performance of the obligations under, and injunctive relief against actual or threatened violations of the obliga-

         tions of any Person subject to, this Rights Agreement.


                   Section 16.  Agreement of Right Holders.  Every

         holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:


                   (a)  prior to the Distribution Date, the Rights

         will be transferable only in connection with the transfer of the Common Shares;


                   (b)  after the Distribution Date, the Right Cer-

         tificates are transferable only on the registry books of the

         Rights Agent if surrendered at the principal office of the

         Rights Agent, duly endorsed or accompanied by a proper in-

         strument of transfer; and








                   (c)  the Company and the Rights Agent may deem and

         treat the person in whose name the Right Certificate (or,

         prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any nota-

         tions of ownership or writing on the Right Certificate or the associated Common Shares certificate made by anyone other

         than the Company or the Rights Agent) for all purposes what-

         soever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.


                   Section 17.  Right Certificate Holder Not Deemed a

         Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be con-

         strued to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stock-

         holders (except as provided in Section 25 hereof), or to re-

         ceive dividends or subscription rights, or otherwise, until








         the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.


                   Section 18. Concerning the Rights Agent.  The Com-

         pany agrees to pay to the Rights Agent reasonable compensa-

         tion for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable ex-

         penses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder.  The

         Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense

         incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and

         administration of this Rights Agreement, including the costs and expenses of defending against any claim of liability in the premises.


                   The Rights Agent shall be protected and shall incur

         no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or cer-

         tificate for the Preferred Shares or Common Shares or for

         other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter,

         notice, direction, consent, certificate, statement, or other








         paper or document believed by it to be genuine and to be

         signed, executed and, where necessary, verified or acknowl-

         edged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.


                   Section 19.  Merger or Consolidation or Change of

         Name of Rights Agent.  Any corporation into which the Rights

         Agent or any successor Rights Agent may be merged or with

         which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corpora-

         tion succeeding to the stock transfer or corporate trust pow-

         ers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agree-

         ment without the execution or filing of any paper or any fur-

         ther act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21

         hereof.  In case at the time such successor Rights Agent

         shall succeed to the agency created by this Rights Agreement,

         any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and de-

         liver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have











         been countersigned, any successor Rights Agent may counter-

         sign such Right Certificates either in the name of the prede-

         cessor Rights Agent or in the name of the successor Rights

         Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.


                   In case at any time the name of the Rights Agent

         shall be changed and at such time any of the Right Certifi-

         cates shall have been countersigned but not delivered, the

         Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not

         have been countersigned, the Rights Agent may countersign

         such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.


                   Section 20.  Duties of Rights Agent.  The Rights

         Agent undertakes the duties and obligations imposed by this

         Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:


                   (a)  The Rights Agent may consult with legal coun-

         sel (who may be legal counsel for the Company), and the opin-

         ion of such counsel shall be full and complete authorization







         and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opin-

         ion.


                   (b)  Whenever in the performance of its duties un-

         der this Rights Agreement the Rights Agent shall deem it nec-

         essary or desirable that any fact or matter be proved or es-

         tablished by the Company prior to taking or suffering any

         action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a cer-

         tificate signed by any one of the Chairman of the Board, the

         Chief Executive Officer, the President, any Vice President,

         the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full au-

         thorization to the Rights Agent for any action taken or suf-

         fered in good faith by it under the provisions of this Rights

         Agreement in reliance upon such certificate.


                   (c)  The Rights Agent shall be liable hereunder to

         the Company and any other Person only for its own negligence,

         bad faith or willful misconduct.


                   (d)  The Rights Agent shall not be liable for or by

         reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the









         same, but all such statements and recitals are and shall be deemed to have been made by the Company only.


                   (e)  The Rights Agent shall not be under any re-

         sponsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersigna-

         ture thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this

         Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the

         Rights (including the Rights becoming void pursuant to Sec-

         tion 11(a)(ii) hereof) or any adjustment in the terms of the

         Rights (including the manner, method or amount thereof) pro-

         vided for in Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Rights Agreement or any Right

         Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and non-

         assessable.









                   (f)  The Company agrees that it will perform, ex-

         ecute, acknowledge and deliver or cause to be performed, ex-

         ecuted, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be re-

         quired by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agree-

         ment.


                   (g)  The Rights Agent is hereby authorized and di-

         rected to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the

         Board, the Chief Executive Officer, the President, any Vice

         President, the Secretary or the Treasurer of the Company, and

         to apply to such officers for advice or instructions in con-

         nection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in

         acting while waiting for those instructions.


                   (h)  The Rights Agent and any stockholder, direc-

         tor, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though












         it were not Rights Agent under this Rights Agreement.  Noth-

         ing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.


                   (i)  The Rights Agent may execute and exercise any

         of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct,

         provided reasonable care was exercised in the selection and continued employment thereof.


                   Section 21.  Change of Rights Agent.  The Rights

         Agent or any successor Rights Agent may resign and be dis-

         charged from its duties under this Rights Agreement upon 30 days' notice in writing mailed to the Company and to each

         transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right

         Certificates by first-class mail.  The Company may remove the

         Rights Agent or any successor Rights Agent upon 30 days' no-

         tice in writing, mailed to the Rights Agent or successor

         Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or

         certified mail, and to the holders of the Right Certificates by first-class mail.  If the Rights Agent shall resign or be








         removed or shall otherwise become incapable of acting, the

         Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a pe-

         riod of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or inca-

         pacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such no-

         tice, submit his Right Certificate for inspection by the Com-

         pany), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the ap-

         pointment of a new Rights Agent.  Any successor Rights Agent,

         whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any

         other state of the United States so long as such corporation is authorized to do business as a banking institution in the

         State of New York), in good standing, having an office in the

         State of New York, which is authorized under such laws to

         exercise corporate trust or stock transfer powers and is sub-

         ject to supervision or examination by federal or state au-

         thority and which has at the time of its appointment as

         Rights Agent a combined capital and surplus of at least $50 million.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsi-

         bilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent








         shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed neces-

         sary for the purpose.  Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the

         Right Certificates.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor

         Rights Agent, as the case may be.


                   Section 22.  Issuance of New Right Certificates.

         Notwithstanding any of the provisions of this Rights Agree-

         ment or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the

         Company to reflect any adjustment or change in the Purchase

         Price and the number or kind or class of shares or other se-

         curities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agree-

         ment.


                   Section 23.  Redemption.  (a)  The Board of Direc-

         tors of the Company may, at its option, at any time prior to








         such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transac-

         tion occurring after the Record Date (such redemption price being hereinafter referred to as the "Redemption Price").

         The redemption of the Rights by the Board of Directors of the

         Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish.


                   (b)  Immediately upon the action of the Board of

         Directors of the Company ordering the redemption of the

         Rights pursuant to paragraph (a) of this Section 23, and

         without any further action and without any notice, the right to exercise the Rights will terminate and the only right

         thereafter of the holders of Rights shall be to receive the

         Redemption Price.  The Company shall promptly give public

         notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  Within 10 days after such action of the Board of Directors ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the

         Rights Agent or, prior to the Distribution Date, on the reg-

         istry books of the transfer agent for the Common Shares.  Any







         notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

         Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.  Neither the Company nor any of its Affiliates or Associates may re-

         deem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this

         Section 23 or in Section 24 hereof, and other than in connec-

         tion with the purchase of Common Shares prior to the Distri-

         bution Date.


                   Section 24.  Exchange.  (a)  The Board of Directors

         of the Company may, at its option, at any time after any Per-

         son becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not in-

         clude Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar trans-

         action occurring after the Record Date (such exchange ratio being hereinafter referred to as the "Exchange Ratio").  Not-

         withstanding the foregoing, the Board of Directors of the

         Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all







         Affiliates and Associates of such Person, after the Record

         Date becomes the Beneficial Owner of 50% or more of the Com-

         mon Shares then outstanding.


                   (b)  Immediately upon the action of the Board of

         Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of

         Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange; provided,

         however, that the failure to give, or any defect in, such

         notice shall not affect the validity of such exchange.  The

         Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

         Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of

         Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other

         than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.








                   (c)  In the event that there shall not be suf-

         ficient Common Shares issued but not outstanding or autho-

         rized but unissued to permit any exchange of Rights as con-

         templated in accordance with this Section 24, the Company

         shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the

         Rights.  In the event the Company shall, after good faith

         effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be

         issuable upon exchange of a Right, a number of Preferred

         Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred

         Shares or fraction thereof.


                   (d)  The Company shall not be required to issue

         fractions of Common Shares or to distribute certificates

         which evidence fractional Common Shares.  In lieu of such

         fractional Common Shares, the Company shall pay to the regis-

         tered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current mar-

         ket value of a whole Common Share.  For the purposes of this paragraph (d), the current market value of a whole Common








         Share shall be the closing price of a Common Share (as deter-

         mined pursuant to the second sentence of Section 11(d)(i)

         hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.


                   Section 25.  Notice of Certain Events.  (a)  In

         case at any time after the Record Date the Company shall

         propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to

         subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities,

         rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv)

         to effect any consolidation or merger into or with, or to

         effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or

         earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation,

         dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common

         Shares or to effect a subdivision, combination or

         consolidation of the







         Common Shares (by reclassification or otherwise than by pay-

         ment of dividends in Common Shares), then, in each such case,

         the Company shall give to each holder of a Right Certificate,

         in accordance with Section 26 hereof, a notice of such pro-

         posed action, which shall specify the record date for the

         purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, con-

         solidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred

         Shares, if any such date is to be fixed, and such notice

         shall be so given in the case of any action covered by clause

         (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such pro-

         posed action or the date of participation therein by the

         holders of the Common Shares and/or Preferred Shares, which-

         ever shall be the earlier.


                   (b)  In case the event set forth in Section

         11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Cer-

         tificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe

         such event and the consequences of such event to holders of

         Rights under Section 11(a)(ii) hereof.








                   Section 26.  Notices.  Notices or demands autho-

         rized by this Rights Agreement to be given or made by the

         Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as fol-

         lows:


                        Morton International, Inc.
                        100 North Riverside Plaza
                        Chicago, Illinois 60606
                        Attention:  Corporate Secretary


         Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or

         made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (un-

         til another address is filed in writing with the Company) as follows:


                        First Chicago Trust Company of New York
                        525 Washington Boulevard
                        Suite 4660
                        Jersey City, New Jersey 07310
                        Attention: Tenders & Exchanges Administration

         Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the

         holder of any Right Certificate shall be sufficiently given











         or made if sent by first-class mail, postage prepaid, ad-

         dressed to such holder at the address of such holder as shown on the registry books of the Company.


                  Section 27.  Supplements and Amendments.  The Com-

         pany may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any

         provision contained herein which may be defective or incon-

         sistent with any other provisions herein, or to make any

         other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or

         amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this

         Rights Agreement shall not be amended in any manner which

         would adversely affect the interests of the holders of

         Rights.  Without limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquir-

         ing Person amend this Rights Agreement to lower the thresh-

         olds set forth in Sections 1(a) and 3(a) to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known by the Company to be beneficially owned by any Person (other than the Company, any

         Subsidiary of the Company, any employee benefit plan of the











         Company or any Subsidiary of the Company, or any entity hold-

         ing Common Shares for or pursuant to the terms of any such plan) and (ii) 10%.


                  Section 28.  Successors.  All the covenants and pro-

         visions of this Rights Agreement by or for the benefit of the

         Company or the Rights Agent shall bind and inure to the ben-

         efit of their respective successors and assigns hereunder.


                   Section 29.  Benefits of this Rights Agreement.

         Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or

         equitable right, remedy or claim under this Rights Agreement;

         but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distri-

         bution Date, the Common Shares).


                   Section 30.  Severability.  If any term, provision,

         covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be in-

         valid, void or unenforceable, the remainder of the terms,

         provisions, covenants and restrictions of this Rights Agree-

         ment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.









                   Section 31.  Governing Law.  This Rights Agreement

         and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Indiana and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to con-

         tracts to be made and performed entirely within such State.


                   Section 32.  Counterparts.  This Rights Agreement

         may be executed in any number of counterparts and each of

         such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


                   Section 33.  Descriptive Headings.  Descriptive

         headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.




























                   IN WITNESS WHEREOF, the parties hereto have caused

         this Rights Agreement to be duly executed and attested, all as of the day and year first above written.


         Attest:                      NEW MORTON INTERNATIONAL, INC.



         By /s/ P. Michael Phelps     By /s/ Raymond P. Buschmann
            Name: P. Michael Phelps   Name: Raymond P. Buschmann
            Title: Vice President     Title: Vice President and General
                     and Secretary             Counsel



         Attest:                      FIRST CHICAGO TRUST COMPANY OF
                                      NEW YORK



         By /s/ Michael J. Kane       By /s/ James Kuzmich
            Name: Michael J. Kane     Name: James Kuzmich
            Title: Assistant Vice     Title: Assistant Vice President
                     President































                                                                Exhibit A







                           Form of Right Certificate


         Certificate No. R-                                     Rights

                  NOT EXERCISABLE AFTER          , 2007 OR EARLIER IF
                  REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUB-JECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

                               Right Certificate

                           MORTON INTERNATIONAL, INC.

                  This certifies that                     , or regis-
         tered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of
         the Rights Agreement, dated as of           , 1997 (the
         "Rights Agreement"), between Morton International, Inc., an Indiana corporation (formerly New Morton International, Inc.) (the "Company"), and First Chicago Trust Company of New York, a New York corporation (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to
         5:00 P.M., New York time, on           , 2007 at the princi-
         pal office of the Rights Agent, or at the office of its suc-cessor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Pre-ferred Stock, par value $1.00 per share, of the Company (the "Preferred Shares"), at a purchase price of $___ per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase
         Price as of           , 1997, based on the Preferred Shares
         as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-- hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certifi-cate are subject to modification and adjustment upon the hap-pening of certain events.

                  This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorpo-rated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full descrip-tion of the rights, limitations of rights, obligations, du-ties and immunities hereunder of the Rights Agent, the Com-pany and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

                  This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate num-ber of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have en-titled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exer-cised.

                  Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for Pre-ferred Shares or shares of the Company's Common Stock, par value $1.00 per share.

                  No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one- hun-dredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Right Certificate shall be en-titled to vote or receive dividends or be deemed for any pur-pose the holder of the Preferred Shares or of any other secu-rities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of direc-tors or upon any matter submitted to stockholders at any









         meeting thereof, or to give or withhold consent to any corpo-rate action, or to receive notice of meetings or other ac-tions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

                  This Right Certificate shall not be valid or obliga-tory for any purpose until it shall have been countersigned by the Rights Agent.

                  WITNESS the facsimile signature of the proper offic-ers of the Company and its corporate seal. Dated as of
                   ,        .

         ATTEST:                      MORTON INTERNATIONAL, INC.


                                      By
         Name:                          Name:
         Title:                         Title:


         Countersigned:


         FIRST CHICAGO TRUST COMPANY
         OF NEW YORK


         By
           Name:
           Title:

























                   Form of Reverse Side of Right Certificate


                               FORM OF ASSIGNMENT


                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)


                   FOR VALUE RECEIVED
         hereby sells, assigns and transfers unto

                 (Please print name and address of transferee)

         this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and
         appoint                      Attorney, to transfer the within
         Right Certificate on the books of the within-named Company, with full power of substitution.


         Dated:                        ,




                                       Signature



         Signature Guaranteed:

                   Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the Na-tional Association of Securities Dealers, Inc., or a com-mercial bank or trust company having an office or correspon-dent in the United States.

         ------------------------------------------------------------



















                   The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).




                                       Signature
         -------------------------------------------------------------

















































             Form of Reverse Side of Right Certificate -- continued


                          FORM OF ELECTION TO PURCHASE

                 (To be executed if holder desires to exercise
                 Rights represented by the Right Certificate.)


         To:  MORTON INTERNATIONAL, INC.

                  The undersigned hereby irrevocably elects to exer-
         cise                             Rights represented by this
         Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certif-icates for such Preferred Shares be issued in the name of:

         Please insert social security
         or other identifying number


                        (Please print name and address)


         If such number of Rights shall not be all the Rights evi-denced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

         Please insert social security
         or other identifying number


                        (Please print name and address)


         Dated:                    ,



                                      Signature


















         Signature Guaranteed:

                  Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the Na-tional Association of Securities Dealers, Inc., or a com-mercial bank or trust company having an office or correspon-dent in the United States.




















































             Form of Reverse Side of Right Certificate -- continued

         -------------------------------------------------------------

                  The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).




                                      Signature

         -------------------------------------------------------------



                                     NOTICE

                  The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                  In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.


















                                      A-7